Summary of Reconciliation of Provision for Income Taxes Computed at Combined Canadian Federal and Provincial Statutory Rate to Provision for Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2022	Sep. 30, 2021
Disclosure Of Income Tax [Abstract]
Net loss before income taxes	$ (17,361)	$ (15,006)
Canadian federal and provincial income tax rates	27.00%	27.00%
Income tax recovery based on Canadian federal and provincial income tax rates	$ (4,687)	$ (4,052)
Difference in foreign tax rates	210	6
Deferred tax asset not recognized	3,282	2,507
Stock-based compensation	849	751
Non-taxable dividends	(106)
Fair value change in warrant liability	(1,080)	408
Tax rate difference on fair value in marketable securities	12
Permanent differences and other	1,505	$ 380
Total tax expense (income)	$ (15)